UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 18, 2019

Fiserv, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, including Zip Code)

(262) 879-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 18, 2019, Fiserv Inc. (“Fiserv”), a Wisconsin corporation, held a special meeting of its shareholders (the “Special Meeting”) in connection with the proposed acquisition of First Data Corporation, a Delaware corporation (“First Data”). At the Special Meeting, Fiserv’s shareholders voted on two proposals, each of which is described more fully in the joint proxy and consent solicitation statement/prospectus of Fiserv and First Data filed by Fiserv with the U.S. Securities and Exchange Commission on March 14, 2019.

As of the close of business on March 11, 2019, the record date for the Special Meeting, 391,969,364 shares of Fiserv’s common stock, $0.01 par value per share (“Fiserv Common Stock”), were issued and outstanding and entitled to vote at the Special Meeting, of which 330,767,978 shares of Fiserv Common Stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present at the Special Meeting.

Both proposals were approved. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal, is set out below:

Proposal 1 – Fiserv Share Issuance Proposal: Proposal to approve the issuance of shares of Fiserv Common Stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated January 16, 2019, by and among Fiserv, 300 Holdings, Inc., and First Data.

Proposal 1 was approved by the following vote of shares of Fiserv Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
328,072,144	1,882,735	813,099	—

Proposal 2 – Fiserv Adjournment Proposal: Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, sufficient votes to approve Proposal 1 have not been obtained.

Proposal 2 was approved by the following vote of shares of Fiserv Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
270,581,277	59,580,979	605,722	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: April 18, 2019	By:	/s/ Robert W. Hau
	Name:	Robert W. Hau
	Title:	Chief Financial Officer and Treasurer